
OVERSEAS HOUSTON

OSG America L.P.

Fourth Quarter 2007 Earnings Presentation
February 27, 2008

Forward Looking Statements



The combined statements of operations for the period from October 1, 2007 through November 14, 2007 and for the same period in the three months ended December 31, 2007 presented herein have been carved out of the consolidated financial statements of OSG. The Predecessor's financial position, results of operations and cash flows are not necessarily indicative of those that would have been achieved had the Partnership operated as an independent stand-alone entity for the period from October 1, 2007 through November 14, 2007 and for the entire three months ended December 31, 2007 or of the Partnership's future results. This press release may contain forward-looking statements regarding the Partnership's prospects, including the outlook for tanker markets, the payment of cash distributions, delays or cost overruns in the building of new vessels or double hulling of vessels, drydocking schedules differing from those previously anticipated, and changes in expected off-hire days. These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward-look statements. Factors, risks and uncertainties that could cause actual results to differ from expectations reflected in such forward-looking statements are discussed in the section entitled "Risk Factors" in the Partnership's prospectus dated November 8, 2007 and those risks discussed in other reports the Partnership files with the Securities and Exchange Commission.

OSG America at a Glance

- **The largest operator, based on barrel-carrying capacity, of U.S. flag coastal product carriers and barges transporting refined petroleum products**
  - 4.9 million aggregate barrel-carrying capacity
- **Jones Act: A protected trade with high barriers to entry**
  - From U.S. Gulf to Florida and both East and West coasts
  - Leading market positions transporting refined products to Florida and providing lightering services in the Delaware Bay
- **18-vessel operating fleet**
  - 11 tankers
  - 7 tug barges
- **Built-in contracted growth (newbuild)**
  - 15 newbuilds (plus one rebuild) grow the fleet to 34 vessels by 2011


OVERSEAS LOS ANGELES



Operating Fleet



As of February 22, 2008

Vessel	Charter-type	Charter-out Expiry	Owned/ Charter-in Expiry
Double Hull Product Carriers			
1 Overseas Diligence	Spot		Owned
2 Overseas Integrity	Term (Lightering COA)		Owned
3 Overseas Maremar[1]	Spot (COA)	Q4 2009	Owned
4 Overseas Luxmar[1]	Spot (COA)	Q4 2009	Owned
5 Overseas Houston	Time	Q1 2010	Q1 2014[2]
6 Overseas Long Beach	Time	Q3 2014	Q2 2014[2]
7 Overseas Los Angeles	Time	Q4 2014	Q4 2014[2]
Single Hull Product Carriers			
8 Overseas Puget Sound	Time	Q3 2008	Owned
9 Overseas New Orleans	Spot		Q4 2011
10 Overseas Galena Bay	Time	Q1 2009	Owned
11 Overseas Philadelphia	Time	Q1 2009	Q4 2011
Double Hull Tug Barges			
12 M 209	Time	Q4 2008	Owned
13 OSG 214	Time	Q4 2008	Owned
14 M 254	Time	Q3 2010	Owned
15 M 252	Term (CVC)	Q2 2009	Owned
16 M 244	Term (CVC)	Q2 2009	Owned
17 OSG 242	Spot		Owned
18 M 192	Time	Q4 2008	Owned

[1]COA with Government of Israel. [2]Charter-in contract has extension options.

Quick Facts

- Versatile fleet of 18 vessels
- 72% of fleet trades on term contracts
- Chartered-in fleet creates flexibility with extension options

Fleet Updates

- Overseas Los Angeles began trading Nov-28
- Overseas New Orleans now trading spot
- Charters extended on the Overseas Philadelphia and the M192
- Two lightering customers signed COAs with guaranteed minimum volumes

Newbuild/Dropdown Fleet



- **Newbuild fleet of 16 vessels provides built-in growth for unit holders through 2011.**
- **11 of 16 newbuilds chartered out prior to delivery.**
- **Delivery of OSG 350, OSG 351 and OSG 352 expands lightering trade.**
- **Delayed deliveries of the OSG 243, 350, 351 and 352 shift baseline expectations; Long-term growth plan in tact.**
- **Percentage of fleet on term charter expected to increase as newbuildings are delivered**

Vessel Name	Vessel Type	Expected Delivery	Charter Type	Charter-out Expiry	Owned/ Charter-in Expiry	Newbuild/ Dropdown
1 Overseas New York	Product Carrier	Q2 2008	Time	Q2 2011	Q2 2015	Newbuild
2 M 243 (TBN Ocean 211)	ATB	Q2 2008			Owned	Rebuild
3 Overseas Texas City	Product Carrier	Q3 2008	Time	Q4 2011	Q4 2015	Newbuild
4 OSG 350	ATB	Q4 2008	Spot (COA)	Q4 2018	Owned	Dropdown
5 Overseas Boston	Product Carrier	Q1 2009	Time	Q1 2012	Q1 2014	Newbuild
6 OSG 351	ATB	Q1 2009	Spot (COA)	Q4 2018	Owned	Dropdown
7 Overseas Nikiski	Product Carrier	Q2 2009	Time	Q2 2012	Q2 2014	Newbuild
8 OSG 352	ATB	Q3 2009	Spot / COA	Q4 2018	Owned	Dropdown
9 OSG 296	ATB	Q4 2009			Owned	Dropdown
10 Overseas Martinez	Product Carrier	Q1 2010	Time	Q1 2013	Q1 2015	Dropdown
11 Overseas Chinook	Shuttle Tanker	Q1 2010	Time	Q3 2015	Q2 2019	Dropdown
12 Overseas Anacortes	Product Carrier	Q2 2010	Time	Q2 2013	Q2 2015	Newbuild
13 OSG 297	ATB	Q2 2010			Owned	Dropdown
14 OSG 298	ATB	Q4 2010			Owned	Dropdown
15 Overseas Tampa	Product Carrier	Q1 2011			Q1 2021	Dropdown
16 Overseas Cascade	Shuttle Tanker	Q1 2011	Time	Q1 2015	Q4 2020	Dropdown

[1] Newbuild vessels were assigned to OSG America at the time of its initial public offering; dropdown vessels are those which the Partnership has the right to acquire or charter-in prior to the first anniversary of the delivery of each vessel.

Fleet Growth





OSG America Fleet
22
27
32
34
32
30
2008
2009
2010
2011
2012
2013
IPO Fleet
Newbuilds
Dropdowns

Market Overview



Domestic Petroleum Shipping Market[1]



Other 6%
Lightering 4%
Gulf to West Coast 4%
Gulf to Atlantic Coast and New England, 9%
Intra West Coast , 21%
Gulf to Florida 56%

Petroleum Product Transportation by Mode and Location



516.4 Million Ton Miles
162.0 Million Ton Miles
2.1 Million BPD
Rail, 4.3%
Truck, 6.7%
Pipeline 57.6%
Waterborne 31.4%
Lakes, 0.3%
Intra-Port, 0.3%
Rivers, 23.1%
Coastwise 76.3%
Short Haul Barge 50.0%
Long Haul Barge 21.4%
Tanker 28.6%
Total Transportation Ton Miles
U.S. Waterborne Ton Miles
Coastwise MBD

[1]2007 estimated coastwise transportation demand distribution by route: product tankers, specialty vessels and ocean-going barges; source EIA and Wilson Gillette & Co.; [2]2007 Estimates, Long-haul barge and tanker segment includes vessels above 16,000 dwt but excluding 15 crude oil tankers engaged exclusively in Alaskan trade; Source Wilson Gillette & Co.



Financial Review

Myles R. Itkin
Chief Financial Officer

Financial Review



($ in thousands)	Q407
Shipping Revenues	**$59,123**
Voyage expenses	9,012
Vessel expenses	22,788
Charter hire expenses	5,737
Depreciation and amortization	13,068
General and administrative	5,560
Total Ship Operating Expenses	56,165
Income from Vessel Operations	**2,958**
Equity in income of affiliated companies	2,551
Operating Income	**5,509**
Other income	17
	5,526
Interest expense	(1,269)
Income before fed. income taxes	4,257
Provision for federal income taxes	390
Net Income	**$3,867**
Time Charter Equivalent Revenues[1]	$50,111
EBITDA[1]	$18,594

TCE $600K below expectations:

Additional out-of-service days due to delayed delivery of OSG 243, extended drydock on the M 254 plus other unscheduled repairs, offset by additional revenue days from the early delivery of the Overseas Los Angeles

Higher than expected operating expenses reflect early delivery of Overseas Los Angeles and crew costs during out-of-service periods

[1]See Appendix for a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure.

Distributable Cash Flow[1]



($ in thousands)	Nov. 15 through Dec. 31, 2007
Net Income	$3,606
Add:	
Depreciation and amortization	7,001
Interest expense	665
Distributions from affiliated companies	--
Less:	
Equity in income from affiliated companies	(2,551)
Cash interest expense	(665)
Charter hire expense	350
Drydocking capital expenditure reserve	(2,181)
Replacement capital expenditure reserve	(1,942)
Cash available for distribution	$4,283
Cash paid to unit holders	$5,750
Distribution coverage	74%

$0.1875 per unit (prorated for period operating as public entity) paid on February 14, 2008

Payment covered with cash balances on hand

[1]See Appendix for a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure.

Updated Financial Forecast: 2008



Built in growth supports long-term expansion in annual distributions

(Dollars in millions, except per unit data)

EBITDA[1]	$82.1
Cash interest expense	(6.9)
Drydocking capex reserve	(18.6)
Replacement capex reserve	(16.2)
Other adjustments[2]	4.0
Forecast Cash Available for Distribution	**$44.5**
Minimum Annual Distribution	**$45.9**
Minimum Distribution per Unit	**$1.50**

[1]See Appendix for a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure. [2]Includes equity income from affiliated companies, charter hire expense (DPO expense), and distributions from affiliated companies.

Appendix



Reconciliation Tables



TCE Revenue

Consistent with general practice in the shipping industry, the Company uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter. Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.

($ in thousands)	**Nov. 15 through Dec. 31, 2007**	**Oct. 1 through Nov. 14. 2007**	**Three Months Ended Dec. 31, 2007**
TCE revenues	$26,470	$23,641	$50,111
Voyage expenses	4,666	4,346	9,012
Shipping revenues	$31,136	$27,987	$59,123

EBITDA

EBITDA represents operating earnings, which is before interest expense and income taxes, plus other income and depreciation and amortization expense. EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods. EBITDA should not be considered a substitute for net income or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity. While EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.

($ in thousands)	**Nov. 15 through Dec. 31, 2007**	**Oct. 1 through Nov. 14, 2007**	**Three Months Ended Dec. 31, 2007**
Net income	$3,606	$261	$3,867
Provision for federal income taxes	0	390	390
Interest expense	665	604	1,269
Depreciation and amortization	7,001	6,067	13,068
EBITDA	$11,272	$7,322	$18,594